UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2012

CORD BLOOD AMERICA, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-50746	90-0613888
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1857 Helm Drive, Las Vegas, NV 89119
 (Address of Principal Executive Office) (Zip Code)

(702) 914-7250
 (Registrant’s telephone number, including area code)
_______________________________

Copies to:
Joseph R. Vicente
1857 Helm Drive, Las Vegas, NV 89119
Phone: (702) 914-7250
Fax: (702) 914-7251

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendment to Amended and Restated Articles of Incorporation

On September 25, 2012, Cord Blood America, Inc.’s (the “Company”) Amended and Restated Articles of Incorporation were amended to increase authorized capital stock to 895,000,000 shares, consisting of 5,000,000 shares of Preferred stock, par value $0.0001, and 890,000,000 shares of Common Stock, par value $0.0001.

These amendments were adopted by the Company’s Board of Directors on July 11, 2012 and the Company’s Shareholders at a Special Meeting of Shareholders called for this purpose on September 25, 2012.

The Company hereby incorporates by reference the Company’s Definitive Schedule 14A Proxy Statement, filed with the Securities and Exchange Commission on August 20, 2012.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are furnished herewith:

Exhibit No.	Description

3.01	Articles of Amendment to Amended and Restated Articles of Incorporation of Cord Blood America, Inc., filed on September 25, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.

Date: September 27, 2012	By:	/s/ Joseph R. Vicente
Chairman and President